SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE PBHG FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)  Title of each class of securities to which transaction applies:


          2)  Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          4)  Proposed maximum aggregate value of transaction:

          5)  Total Fee Paid:


[    ]  Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                             PBHG LARGE CAP 20 FUND
                                       OF
                              THE PBHG FUNDS, INC.

                                 P.O. Box 419534
                           Kansas City, MO 64141-6534

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                November 3, 1997
TO THE SHAREHOLDERS:

         A special meeting of the holders of shares of Common Stock of The PBHG Funds, Inc. (the "Company") representing interests in the PBHG Large Cap 20 Fund (the "Fund") will be held on December 11, 1997, at ________ at _________________
_____________________________________. The meeting will be held for the following purpose:

                  To approve or disapprove a change to the Fund's subclassification under the Investment Company Act of 1940 from a diversified investment company to a non-diversified investment company.

         Shareholders of record at the close of business on October 24, 1997, are entitled to vote at the special meeting and any adjournments. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

         It is important that you return your signed proxy promptly so that a quorum may be assured.

                                       By order of the Board of Directors,



                                       Harold J. Baxter
                                       Chairman

                             PBHG LARGE CAP 20 FUND
                                       OF
                              THE PBHG FUNDS, INC.

                                 P.O. Box 419534
                           Kansas City, MO 64141-6534


                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                December 11, 1997

         The accompanying proxy is solicited by the Board of Directors of The PBHG Funds, Inc. (the "Company"). A shareholder can revoke the proxy prior to its use by appearing at the December 11, 1997, special meeting of shareholders (such meeting and any adjournments thereof are hereinafter collectively called the "Meeting") and voting in person, by giving written notice of such revocation to the Secretary of the Company or by returning a subsequently dated proxy. It is anticipated that the proxies will be solicited primarily by mail. The officers and directors of the Company and the Company's service providers may also solicit proxies by telephone, telegraph or personal interview. The Company may retain a proxy solicitation firm to assist in soliciting proxies. The cost of soliciting proxies will be borne by the Company. The Company may also pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals. It is expected that this proxy statement and accompanying proxy will be first sent to shareholders on or about November 3, 1997.

                                     VOTING

         At the Meeting, a proposal will be presented to change the subclassification of the PBHG Large Cap 20 Fund (the "Fund") under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified investment company to a non-diversified investment company (the "Proposal"). The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, is required to approve the Proposal. The 1940 Act defines a "majority of the outstanding voting securities" to mean the lesser of (a) the vote of holders of 67% or more of the shares of Common Stock of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding Common Stock of the Fund. The Board of Directors knows of no matters other than the Proposal that will be presented at the meeting.

         Owners of record holding shares of Common Stock of the Company representing interests in the Fund (the "Shares") at the close of business on October 24, 1997 (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, there were _________ Shares outstanding. Each shareholder is entitled to one vote for each full Share held and a proportionate fractional vote for any fractional Shares held.

         Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares with respect to which the broker or nominee does not have discretionary power) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against the Proposal, provided a quorum exists.

         The Board of Directors has named Harold J. Baxter and John M. Zerr, and each of them, with power of substitution as attorneys and proxies. Unless otherwise directed by the accompanying proxy, the proxies will vote in favor of the Proposal.

                                    PROPOSAL

      CHANGE OF SUBCLASSIFICATION OF THE FUND FROM A DIVERSIFIED INVESTMENT
                 COMPANY TO A NON-DIVERSIFIED INVESTMENT COMPANY

         On October 2, 1997, the Board of Directors, by unanimous written consent in lieu of a meeting of the Board, approved and recommended that the shareholders approve the Proposal. Pursuant to the Proposal, the subclassification of the Fund under Section 5(b) of the 1940 Act will be changed from a diversified investment company to a non-diversified investment company. To be classified as a diversified investment company, the Fund, with respect to 75% of the Fund's total assets, may not purchase securities of any issuer (except securities issued by the United States, its agencies and instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in securities of such issuer or the Fund would hold more than 10% of the outstanding securities of such issuer. If the Proposal is approved, the Fund will no longer be subject to these limitations. However, the Fund intends to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         The Fund seeks to achieve its objective of long-term growth of capital by investing a large percentage of its total assets in equity securities of a limited number of large capitalization companies that have a strong earnings growth outlook and potential for capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in no more than 20 stocks. Currently, the Fund invests almost 100% of its total assets in 20 stocks. As a result, each such security represents approximately 5% of the Fund's total assets at the time of its acquisition. Subsequent market appreciation has caused certain securities to now represent more than 5% of the Fund's total assets. As a result of this market appreciation and because of the Fund's present status as a diversified investment company, it has limited flexibility to increase its holdings in any security that represents more than 5% of the Fund's total assets.

         Management of the Company believes that approving the Proposal would give the Fund's investment adviser more flexibility to focus the Fund's investments in stocks that it views as offering the best potential to achieve the Fund's investment objectives. Under the current limitation, the Fund's investment adviser, under certain circumstances, may be precluded from purchasing additional securities of those issuers which the investment adviser believes offer the most attractive prospects for future earnings growth and capital appreciation. If the Proposal is approved, the Fund could concentrate its investments in a more limited number of issuers than is permitted under the current limitation. As a result, the Fund's investment portfolio may be more sensitive to changes in the market value of a single issuer.

The Board of Directors recommends that you vote FOR the Proposal.

                                OTHER INFORMATION

The Adviser

         The investment adviser to the Fund is Pilgrim Baxter & Associates, Ltd. (the "Adviser") which has its principal business address at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

The Distributor

         The distributor of the Fund's Shares is SEI Investments Distribution Co. (the "Distributor") which has its principal business address at One Freedom Valley Road, Oaks, PA 19456.

The Administrator and Sub-Administrator

         The Fund's administrator is PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, which has its principal business address at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. SEI Fund Resources (the "Sub-Administrator"), an affiliate of the Distributor, assists the Administrator in providing administrative services to the Fund. The Sub-Administrator has its principal business address at One Freedom Valley Road, Oaks, PA 19456.

Annual Reports

         The Fund will furnish, without charge, a copy of the Fund's Annual Report and the most recent Semi-Annual Report to a shareholder upon request. Copies of the reports can be requested by calling 1-800-433- 0051 or by writing to The PBHG Funds, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534.

Principal Holders of the Fund's Outstanding Common Stock

         A single class of the Fund's Common Stock, known as the PBHG Class, is currently outstanding. The following table sets forth as of October 24, 1997, those known by the Company to be the owners of record of more than 5% of any class of the Fund's outstanding Common Stock. The Company has no knowledge regarding the beneficial ownership of such shares.

                                                                    Percent of
                                                                   Outstanding
Names and Addresses                         Number of Shares        Shares of
of Record Owners                            Owned of Record        Class Owned
-------------------                         -----------------     ------------

[TABLE TO BE COMPLETED]




Ownership of the Company's Stock by Directors and Officers

         As of October 24, 1997, the officers and directors of the Company beneficially owned less than 1% of the outstanding shares of the Fund.

                              SHAREHOLDER PROPOSALS

         The Company does not hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting should send such proposals to the Fund at the address set forth on the first page of this Proxy Statement. To be considered for presentation at the next shareholders' meeting, proposals must be received a reasonable time before a solicitation is made.


                                        By order of the Board of Directors,



                                        Harold J. Baxter
                                        Chairman

November 3, 1997

                                    APPENDIX

                             PBHG LARGE CAP 20 FUND
                                 a Portfolio of
                              THE PBHG FUNDS, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 11, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harold J. Baxter and John M. Zerr, and each of them, attorneys and proxies, with power of substitution in each of them, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the PBHG Large Cap 20 Fund (the "Fund"), a portfolio of The PBHG Funds, Inc., at _______________________________________ on December 11, 1997, at
___________, and at all adjournments thereof, according to the number of shares of Common Stock which the undersigned would be entitled to vote if then personally present, upon such subjects as may properly come before the meeting, as set forth in the notice of meeting and the proxy statement furnished herewith. Unless otherwise marked on the reverse hereof, this proxy is given with authority to vote FOR the proposal to change the subclassification of the Fund and discretion to vote on any other matters that may be presented at the Meeting.

          PLEASE COMPLETE, DATE AND SIGN THE PROXY ON THE REVERSE SIDE OF THIS CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE

The Board of Directors recommends voting FOR the proposal to change the subclassification of the Fund.

Proposal to change the subclassification of the Fund

         FOR               AGAINST          ABSTAIN

         |_|                 |_|              |_|

--------------------------------------------------------------------------------





Signature _________________________________________   Date _____________________

Signature _________________________________________   Date _____________________

Please sign exactly as name appears hereon. When shares are held jointly, each owner should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.